UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2019

ECOTEK 360, INC
(Exact name of registrant as specified in its charter)

Nevada	000-52047	11-3746201
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Division Street, Suite 501, Somerville, NJ, 08876

(Address of Principal Executive Offices) (Zip Code)

973-390-0072

(Registrant s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 OTHER EVENTS

Item 8.01 Other Events.

On March 1st, 2019 ECOTEK 360, INC signed an agreement with Issuance Inc/CROWDFUNDX www.issuance.com www.crowdfundx.io to raise $3,000,000 in equity for its ECOCHAIN 360 subsidiary.

The monies will be used to finish building an “exchange platform” based on blockchain technology for the trading of textile fiber products bringing substantial efficiency and cost savings as an alternative to the status quo.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1	Services Agreement with Issuance

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ECOTEK 360, Inc

Date: March 5, 2019	By:	/s/ Chris H Giordano
Chris H Giordano
President

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